EXHIBIT 10.1




                               MOVIE GALLERY, INC.
                           1994 STOCK PLAN, AS AMENDED

          1. Purpose. The purpose of the Movie Gallery, Inc.'s 1994 Stock Plan (the "Plan"), is to provide an incentive to officers, directors and employees of Movie Gallery, Inc. and its subsidiaries (collectively, the "Company") and to other persons providing significant services to the Company to remain in the employ of the Company or provide services to the Company and contribute to its success.

         As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the term "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

          2. Administration. The Plan shall be administered by either (i) a Plan Committee established by the Board of Directors of the Company (the "Board") comprised of two or more "Non-Employee Directors" of the Board as defined in Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended or (ii) during such times as no Plan Committee is appointed by the Board, the full
Board. The Board may appoint and remove members of the Plan Committee in its discretion subject only to the requirements set forth herein. As used herein, the term "Administrator" shall mean the Plan Committee or, if no Plan Committee is then appointed, the full Board. The Administrator shall determine the meaning and application of the provisions of the Plan and all option and stock appreciation right agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Administrator shall have the sole authority to determine:

          The persons to whom awards shall be made;

          The amount of the awards;

          The price to be paid for the Stock (defined below) upon the exercise of each option;

          The period within which each option or stock appreciation right shall be exercised and, with the consent of the holder, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

          The other terms and conditions of the awards.

          3. Eligibility. Officers, directors and employees of the Company and persons providing significant services to the Company shall be eligible to receive awards under the Plan.

          4. Stock Subject to Plan. There shall be reserved for issuance under the Plan 1,750,000 shares of Common Stock of the Company ("Stock") or the number of shares of Stock, which, in accordance with the provisions of Section 13 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option or stock appreciation right granted under the Plan shall expire or terminate for any reason without having been exercised in full, shares subject to the unexercised portion thereof shall again be available for the purposes of the Plan.

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          5. Types of Awards. The Administrator may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant incentive stock options, as defined in Section 422 of the Code, as provided in
Section 6(a) hereof; (ii) grant options other than incentive stock options as provided in Section 6(b) hereof; (iii) award stock bonuses as provided in
Section 7 hereof;  (iv) sell  shares  subject to  restrictions  as  provided  in
Section  8(b)  hereof;  and (v) grant stock  appreciation  rights as provided in
Section 9 hereof. At the discretion of the Administrator, an individual may be given an election to surrender an award in exchange for the grant of a new award.

       6. Options.

            (a) Incentive Stock Options. It is intended that options granted pursuant to this Section 6(a) qualify as incentive stock options as defined in
Section 422 of the Code. Incentive stock options shall be granted only to employees of the Company. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case:

                    (1) Option Price. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Administrator at the time the option is granted, but shall in no event be less than 100% of the fair market value of the shares on the date the option is granted, or not less than 110% of the fair market value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan the term "date the option is granted" means the date on which the Administrator authorizes the grant of an option hereunder or any later date specified by the Administrator. Fair market value of the shares shall be (i) the mean of the high and low prices of shares of Stock sold on the New York, American Stock Exchange or the NASDAQ National Market System on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), or (ii) if the Stock is not listed on either of those exchanges on the date the option is granted, the mean between the "bid" and "asked" prices of the Stock in the National Over-The-Counter Market on the date the option is granted, or (iii) if the Stock is not traded in any market, the price determined by the Administrator to be fair market value, based upon such evidence as it may deem necessary or desirable.

                    (2) Period of Option and Exercise. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company.

                    (3) Payment for Stock. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Administrator may provide that the option price be payable, at the election of the holder of the option and with the consent of the Administrator, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued upon exercise until full payment therefor has been made, and no optionee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

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                    (4)  Limitation on Amount  Becoming  Exercisable  In Any One
Calendar Year. Subject to the overall limitations of Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate fair market value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) shall not exceed $100,000.

            (b) Nonqualified Stock Options. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of the Company and to persons who provide substantial services to the Company. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case:

                    (1) Option Price. The price to be paid for each share of Stock upon the exercise of an option shall be determined by the Administrator at the time the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Administrator authorizes the grant of an option hereunder or any later date specified by the Administrator. To the extent that the fair market value of Stock is relevant to the pricing of the option by the Administrator, fair market value of the Stock shall be determined as set forth in Section 5(a)(1) hereof.

                    (2) Period of Option and Exercise. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

                    (3) Payment for Stock. The option exercise price for Stock purchased under an option shall be paid in full at the time of purchase. The Administrator may provide that the option exercise price be payable at the election of the holder of the option, with the consent of the Administrator, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no optionee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

          7. Stock Bonuses. The Administrator may award Stock under the Plan as stock bonuses. Stock awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Administrator. The restrictions may include restrictions concerning transferability and forfeiture of the shares of Stock awarded, together with such other restrictions as may be determined by the Administrator. If shares of Stock are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares of Stock shall be retained by the Company until the shares of Stock are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Administrator may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares awarded shall bear any legends required by the Administrator. Upon the issuance of a stock bonus, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock issued.

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          8. Restricted  Stock. The Administrator may issue Stock under the Plan for such consideration (including promissory notes and services) as determined by the Administrator. Stock issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares of Stock are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares of Stock shall be retained by the Company until the shares of Stock are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms,
conditions,  restrictions,   representations  and  warranties  required  by  the
Administrator. The certificates representing the shares of Stock shall bear any legends required by the Administrator. Upon the issuance of restricted stock, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock issued.

       9. Stock Appreciation Rights.

            (a) Grant. Stock appreciation rights may be granted under the Plan by the Administrator, subject to such rules, terms, and conditions as the Administrator prescribes.

          (b) Exercise.

                    (1) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal to the value of the excess of the fair market value on the date of exercise of one share of Stock over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Stock over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Stock valued at fair market value, in cash, or partly in Stock and partly in cash, all as determined by the Administrator.

                    (2) A stock appreciation right shall be exercisable only at the time or times established by the Administrator. If a stock appreciation right is granted in connection with an option, the following rules shall apply:
(1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (3) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

                    (3) The Administrator may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

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                    (4) For purposes of this Section 9, the fair market value of the Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in Section 5(a)(1).

                    (5) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Administrator shall determine, the number of shares may be rounded downward to the next whole share.

                    (6) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Stock reserved for issuance under the Plan.

          10. Nontransferability. Except as otherwise determined by the Administrator, the options and stock appreciation rights granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or county of the holder's domicile at the time of death, or, except in the case of incentive stock options, pursuant to a qualified domestic relations order defined under the Code or Title I of the Employee Retirement Income Security Act, and shall be exercisable during the holder's lifetime only by him (or, except with respect to incentive stock options, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

          11. Termination of Employment or Other Relationship. Upon termination of the holder's employment or other relationship with the Company, his rights to exercise options or stock appreciation rights, as the case may be, then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option or stock appreciation right, as the case may be):

            (a) Death or Disability. Upon the death of a holder of an option or stock appreciation right, any option or stock appreciation right which he holds may be exercised (to the extent exercisable at his death), unless it otherwise expires, within such period after the date of his death (not to exceed twelve
(12) months) as the Administrator shall prescribe in his option or stock appreciation right agreement, by the employee's representative or by the person entitled thereto under his will or the laws of intestate succession. Upon the disability (within the meaning of Section 22(e)(3) of the Code) of an employee, any option or stock appreciation right which he holds may be exercised (to the extent exercisable as of the date of disability), unless it otherwise expires, within such period after the date of his disability (not to exceed twelve (12) months) as the Administrator shall prescribe in his option or stock appreciation right agreement.

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            (b)  Retirement.  Upon the  retirement  of an  officer,  director or employee or the cessation of services provided by a nonemployee (either pursuant to a Company retirement plan, if any, or pursuant to the approval of the Administrator), an option or stock appreciation right may be exercised (to the extent exercisable at the date of such termination or cessation) by him within such period after the date of his retirement or cessation of services (not to exceed three (3) months) as the Administrator shall prescribe in his option or stock appreciation right agreement.

            (c) Other Termination. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of the Company or a nonemployee ceases to provide services to the Company for any reason other than as set forth in (a) and (b), above, any option or stock appreciation right which he holds shall terminate at (i) the earlier of 30 days after the date (A) his employment terminates, or (B) he ceases providing services to the Company or the date he receives written notice that his employment or rendering of services is or will be terminated, or (ii) such later date as determined by the Administrator not to exceed the maximum period under Section 11(b) hereof with respect to incentive stock options. The foregoing shall not extend any option or stock appreciation right beyond the term specified therein and such option or stock appreciation right shall be exercisable only to the extent exercisable at the date of termination of employment or cessation of services.

            (d) Administrator Discretion. The Administrator may in its sole discretion accelerate the exercisability of any or all options or stock appreciation rights upon termination of employment or cessation of services.

            12. Discretionary Acceleration on Merger or Sale of the Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or otherwise, an option or stock appreciation right granted under the Plan will, in the discretion of the Administrator, if so authorized by the Board of Directors and conditioned upon consummation of such disposition of assets or stock, become immediately exercisable in full during the period commencing as of the date of the execution of such agreement and ending as of the earlier of the stated termination date of the option or stock appreciation right or the date on which the disposition of assets or stock contemplated by the agreement is consummated.

      13. Adjustment of Shares; Termination of Options.

            (a) Adjustment of Shares. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Administrator), an appropriate adjustment shall be made by the Administrator in the number of shares reserved under the Plan, in the number of shares set forth in Section 4 hereof, in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares and in the number of and exercise price for stock appreciation rights. The determination of the Administrator as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Administrator. The Administrator shall give prompt notice to all holders of options and stock appreciation rights of any adjustment pursuant to this Section.

            (b) Termination of Options and Stock Appreciation Rights on Merger; Sale or Liquidation of Company. Notwithstanding anything to the contrary in this Plan, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Administrator) or in the event of the liquidation or dissolution of the Company, all options and stock appreciation rights granted hereunder shall terminate on the effective date of the merger, consolidation,

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reorganization,  liquidation,  or dissolution  unless there is an agreement with respect thereto which expressly provides for the assumption of such options and stock appreciation rights by the continuing or surviving corporation.

          14. Securities Law Requirements. The Company's obligation to issue shares of its Stock upon exercise of an option or stock appreciation right, upon the grant of Stock bonuses, or upon the issuance of restricted Stock is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee or the recipient, as the case may be (or his legal representative, heir or legatee, as the case may be), in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

          15. Tax Withholding. As a condition to exercise of an option or stock appreciation right or otherwise, the award of a Stock bonus or shares of restricted Stock, the Company may require the holder to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option or stock appreciation right granted hereunder. At the discretion of the Administrator and upon the request of an optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the holder upon the exercise of an option or stock appreciation right.

          16. Amendment. The Board of Directors may amend the Plan at any time, except that without shareholder approval:

            (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 13(a) hereof;

            (b) The option price per share of Stock subject to incentive options may not be fixed at less than 100% of the fair market value of a share of Stock on the date the option is granted;

            (c) The maximum period of ten (10) years during which the options and stock appreciation rights may be exercised may not be extended;

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            (d) The class of persons  eligible to receive  awards under the Plan as set forth in Section 3 shall not be changed; and

            (e) This Section 16 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

          17. Effective Date. The Plan shall be effective upon its adoption by the Board of Directors of the Company. Options and stock appreciation rights may be granted but not exercised prior to shareholder approval of the Plan. If any awards are made and shareholder approval shall not have been obtained within 12 months of the date of adoption of this Plan by the Board of Directors, such award shall terminate retroactively as of the date they were made.

          18. Termination. The Plan shall terminate automatically as of the close of business on the day preceding the 10th anniversary date of its adoption by the Board of Directors or earlier by resolution of the Board of Directors or upon consummation of the disposition of capital stock or assets of the Company, as described in Sections 12 and 13(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option or stock appreciation right agreement outstanding at the date of such termination.

          19. Stock Option, Stock Appreciation Rights and Purchase Agreements. Each option and stock appreciation right granted and each Stock bonus or restricted Stock award under the Plan shall be evidenced by a written agreement ("Agreement") executed by the Company and accepted by the holder, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein, (ii) if applicable, shall indicate whether such option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, such Agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code, (iii) if applicable, shall indicate whether the stock appreciation right is granted in connection with an option,
(iv) may contain the agreement of the holder to remain in the employ of, and/or to render services to, the Company for a period of time to be determined by the Administrator, and (iv) may contain such other terms and conditions as the Administrator deems desirable and which are not inconsistent with the Plan.

          20. No Right to Employment. Nothing in this Plan or in any award granted hereunder shall confer upon any recipient any right to continue in the employ of the Company or to continue to perform services for the Company, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.


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                         FORM OF STOCK OPTION AGREEMENT

          ------------------------------------------------------------
                       NONQUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT is made as of the ___, by and between MOVIE GALLERY, INC., (the "Company") and ____________________, ("Optionee").

                                  R E C I T A L

         Pursuant to the 1994 Stock Plan, as amended (the "Plan"), the Board of Directors of the Company (the "Board") has authorized the granting to Optionee of a nonqualified stock option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated.

                                A G R E E M E N T

          NOW,   THEREFORE,   in  consideration  of  the  promises  and  of  the
undertakings of the parties hereto contained herein, it is hereby agreed:

          1. Number of Shares; Option Price. Pursuant to said action of the Board, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of the Plan, ______ shares of Common Stock of the Company ("Shares") at the price of _________ per share.

          2. Term. This Option shall expire on the day before the 10th anniversary of the date hereof unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement. The term "Subsidiary" herein means a subsidiary corporation, as such term is defined in the Plan.

          3. Shares Subject to Exercise. Shares subject to exercise shall be 20% on and after the first anniversary of the date hereof, 20% on and after the second anniversary of the date hereof, 20% on and after the third anniversary of the date hereof, 20% on and after the fourth anniversary of the date hereof, and 20% on or after the fifth anniversary date hereof. All Shares shall thereafter remain subject to exercise for the term specified in Paragraph 2 hereof, provided that Optionee is then and has continuously been in the employ of the Company, a Parent or a Subsidiary, subject, however, to the provisions of Paragraph 5 hereof.

          4. Method and Time of Exercise. The Option may be exercised by written notice delivered to the Company stating the number of shares with respect to which the Option is being exercised, together with a check made payable to the Company and/or upon the Optionee's request, with the written permission of the Board (which permission shall be within the sole and absolute discretion of the Board), shares of Common Stock of the Company in the amount of the purchase price of such shares plus the amount of applicable federal, state and local withholding taxes and the written statement provided for in Paragraph 9 hereof, if required by said Paragraph 9. Any shares of Common Stock used to exercise an option must have been held by the Optionee for at least six months prior to exercise unless the Board in its sole and absolute discretion permits shares of Common Stock with a shorter holding period to be used. Not less than 100 shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

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

          5. Tax Withholding. As a condition to exercise of this Option, the Company may require the Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Board and upon the request of the Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the Optionee upon the exercise of this option.

          6. Exercise on Termination of Employment. If Optionee shall cease to be employed by the Company, a Parent or a Subsidiary (or, in the case of a non-employee, shall cease performing services for the Company, a Parent or a Subsidiary), Optionee's right, if any, to exercise his options will be limited to installments accrued under Paragraph 3 hereof on the date of termination (unless the Board accelerates the exercisability of the Option pursuant to Section 11(d) of the Plan), and will be governed by Section 11 of the Plan. The maximum period permissible under Section 11 of the Plan in the absence of Board action for each type of termination of employment or cessation of services described therein shall apply unless the Board has made other provision herein.

          7. Nontransferability. This Option may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

          8. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by such Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of the Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in Section 13 of the Plan.

          9. No Right to Employment. Nothing in this Option shall confer upon the Optionee any right to continue in the employ of the Company or to continue to perform services for the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

          10. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 11 and 13 of the Plan.

          11. Restrictions on Sale of Shares. Optionee represents and agrees that upon his exercise of the Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the shares issued to him, he will acquire the shares issuable upon exercise of this option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the company in form and substance. Optionee agrees that any certificate issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of the option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

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

          12. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of that Plan, as it may be construed by the Board. Optionee hereby acknowledges receipt of a copy of the Plan.

          13. Notices. All notices to the Company shall be addressed to the Chairman of the Board of Directors of the Company at the principal office of the Company at 739 W. Main Street, Dothan, Alabama 36301 and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its Subsidiaries, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notice under this Agreement may be given by personal delivery to Optionee or to the Chairman of the Board of Directors of the Company (as the case may be).

          14. Sale or Other Disposition. If optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form or transfer) of any Shares acquired by exercise of this option, he or she will first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition.

          15. 180-Day Holdback. In accepting the grant of this Option, Optionee hereby agrees that, in the event of an underwritten public offering of the Company's securities pursuant to which any of its securities are registered pursuant to the Securities Act of 1933, as amended, and to the extent the underwriter of such offering requests that the shareholders of the company agree to do so, the Optionee will agree not to sell any of the Common Stock issued or issuable upon exercise of this Option for a period of at least 180 days after the closing of such public offering, and to sign a 180-day holdback agreement to that effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.



                                       By __________________________________
                                          James A. Pongonis
                                          Human Resources Manager

                                          OPTIONEE


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                                          (Signature)

                                          Name
                                          Address



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